

Two Harbors Investment Corp.

August 4, 2011

2011 Second Quarter Earnings Call

Safe Harbor Statement

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "target," "assume," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believe," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Factors that could cause actual results to differ include, but are not limited to, higher than expected operating costs, changes in prepayment speeds of mortgages underlying our RMBS, the rates of default or decreased recovery on the mortgages underlying our non-Agency securities, failure to recover certain losses that are expected to be temporary, changes in interest rates or the availability of financing, the impact of new legislation or regulatory changes on our operations, the impact of any deficiencies in the servicing or foreclosure practices of third parties and related delays in the foreclosure process, and unanticipated changes in overall market and economic conditions.

Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in Two Harbors' most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward looking statements concerning Two Harbors or matters attributable to Two Harbors or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above.

Second Quarter 2011 Highlights

- Reported Adjusted GAAP Earnings[1] of $0.47 per diluted weighted share, representing an 18.7% return on average equity on an annualized basis.
- Increased Core Earnings 28.1% on a sequential quarter basis to $0.41 per diluted weighted share.
- Declared a dividend of $0.40 per share for the second quarter of 2011, representing a 14.9% yield on an annualized basis[2].
- Completed an accretive secondary stock offering of 23.0 million shares for net proceeds of approximately $235.2 million in May 2011. Subsequently completed an additional accretive secondary stock offering of 48.3 million shares for net proceeds of approximately $483.6 million in July 2011.
- Announced intention to begin a securitization program in partnership with Barclays.

(1) Adjusted GAAP Earnings is a non-GAAP measure that the company defines as GAAP net income, excluding the unrealized fair value gains and losses associated with the company's interest rate swaps and swaptions utilized to economically hedge interest rate risk associated with the company's short-term LIBOR-based repurchase agreements and available-for-sale securities.

(2) Second quarter 2011 dividend may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock is calculated based on the June 30, 2011 closing price of $10.75.

Financial Summary

Financial Highlights

- Core Earnings[1] increased by $16.6 million on a sequential basis to $31.4 million, or $0.41 per weighted average share. Increase is primarily attributed to strong Agency net spreads, inclusive of IIOs, in addition to higher average investment base.
- Achieved Adjusted GAAP Earnings[2] of $36.1 million, or $0.47 per diluted weighted share, reflecting Core Earnings performance and gains on securities and other derivative instruments.
- Book Value decreased 1.7% on weaker non-Agency performance. Agency portfolio remained relatively unchanged, net of hedges.

Core Earnings[1]



$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$-
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.30
$0.35
$0.36
$0.32
$0.41
$6,666
$9,020
$9,883
$14,767
$31,411
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Core Earnings ($K)
Core EPS

Adjusted GAAP Earnings[2]



$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$0.50
$0.40
$0.30
$0.20
$0.10
$-
$0.30
$0.39
$0.41
$0.39
$0.47
$6,777
$10,240
$11,204
$17,875
$36,055
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Adjusted GAAP ($K)
Adjusted GAAP EPS

(1) Core Earnings is a non-GAAP measure that the company defines as GAAP net income, excluding impairment losses, gains or losses on sales of securities and termination of interest rate swaps, unrealized gains or losses on trading securities, interest rate swaps and swaptions, certain gains or losses on derivative instruments and non-recurring business combination expenses. As defined, Core Earnings includes interest income associated with the company's inverse interest-only securities ("IIOs" or "Agency derivatives") and premium income on credit default swaps.

(2) Adjusted GAAP Earnings is a non-GAAP measure that the company defines as GAAP net income, excluding the unrealized fair value gains and losses associated with the company's interest rate swaps and swaptions utilized to economically hedge interest rate risk associated with the company's short-term LIBOR-based repurchase agreements and available-for-sale securities.

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Operating Performance

Comprehensive Income



$32,000
$28,000
$24,000
$20,000
$16,000
$12,000
$8,000
$4,000
$-
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
40.7%
35.2%
27.9%
6.7%
7.0%
$3,360
$24,109
$23,028
$31,492
$13,530
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Comprehensive Income ($K)
Comprehensive Income ROAE[1] (%)

Book Value



$10.00
$9.50
$9.00
$8.50
$8.00
$8.70
$9.24
$9.44
$9.90
$9.73
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Book Value per Share

Dividends[2]



$0.50
$0.40
$0.30
$0.20
$0.10
$-
20.0%
15.0%
10.0%
5.0%
0.0%
16.0%
17.3%
16.3%
15.3%
14.9%
$0.33
$0.39
$0.40
$0.40
$0.40
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Dividend per Share
Dividend Yield (%)

Expense Ratio



4.0%
3.0%
2.0%
1.0%
0.0%
2.2%
2.0%
1.9%
1.3%
1.1%
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Expenses as % of Average Equity

(1) "ROAE" means return on average equity.
(2) 2011 dividends may not be indicative of future dividend distributions. The company ultimately distributes dividends based on its taxable income per common share, not GAAP earnings. The annualized dividend yield on the company's common stock is calculated based on the closing price of the last trading day of the quarter.

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Market and Portfolio Summary

Market Highlights

- Rates declined on slower economy
- European/Greece situation added to market unease
- Non-Agency sector cheapened as Maiden Lane II created uncertainty
- Bank of America/Countrywide settlement proposal boosted bonds at quarter end
- Maiden Lane II sales halted as of June 30th

Portfolio Highlights

- Focused on Agency sector early in Q2-2011
- Shifted focus to non-Agencies after Maiden Lane II caused price declines
- May deployment: New capital allocation favored non-Agencies; Overall capital allocation of 60%/40% favoring Agencies.
- New allocation to GNMA HECM pools[2]; increased allocation to Sub-Prime

Annualized Yields by Portfolio[1]



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
–
11.3%
10.4%
11.4%
9.7%
8.8%
5.7%
5.9%
5.8%
5.2%
5.4%
4.2%
4.3%
3.8%
3.9%
4.7%
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Agency RMBS
Non-Agency RMBS
Total

Net Interest Spread[3]



6.0%
4.0%
2.0%
–
4.7%
4.8%
4.6%
3.8%
4.1%
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Net Interest Spread

(1) Respective yields include IIOs accounted for as derivatives.
(2) Home Equity Conversion Mortgage (or "HECM") are loans that allow the home owner to convert home equity into cash collateralized by the value of their home.
(3) Net interest spread includes IIOs accounted for as derivatives, cost of financing RMBS and swap interest rate spread

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RMBS Portfolio Composition

Portfolio Composition

As of June 30, 2011
$4.6B RMBS Portfolio


$ Millions
Hybrid ARMs $250
Mezzanine $147
30-Year Fixed $1,271
Senior $609
IOs and IIOs[1] $264
Other-Fixed $269
15-Year Fixed $1,171
HECM $658
Agency Bonds $3.9B
Non-Agency Bonds $756M

Agency: Vintage & Prepayment Protection	Q1-2011	Q2-2011
Lower loan balances[2]	32%	26%
GNMA HECM pools	-%	18%
2006 & subsequent vintages – Discount	26%	16%
Seasoned (2005 and prior vintages)	14%	14%
High LTV[3]	9%	14%
Prepayment protected	11%	6%
2006 & subsequent vintages – Premium and IOs	8%	6%

Non-Agency: Loan Type	Q1-2011	Q2-2011
Sub-Prime	48%	55%
Option-ARM	33%	32%
Alt-A	16%	11%
Prime	3%	2%

(1) Interest-only securities ("IOs") and IIOs accounted for as derivatives of $83 million as of March 31, 2010 and $138 million as of June 30, 2011.
(2) Securities collateralized by loans of less than or equal to $175K.
(3) Securities collateralized by loans with greater than or equal to 80% loan-to-value.

Key Portfolio Metrics

Portfolio Metrics

- Continue to realize low and stable CPRs
- Debt-to-equity is moderate; slightly higher quarter-over-quarter due to higher allocation to Agencies
- Targeted debt-to-equity ratios:
  - Agency: 6-7x
  - Non-Agency: 1.0-1.5x

Portfolio Metrics		Q1-2011	Q2-2011
Agency	Weighted average 3-month CPR	6.3%	5.0%
	Weighted average cost basis	$102.9	$105.1
Non-Agency	Weighted average 3-month CPR	3.4%	3.0%
	Weighted average cost basis	$61.9	$59.3
Change in equity value for +/-100bps change in interest rates[1]		2.1%	6.7%
Debt-to-Equity[2]		3.4x	4.2x

Hedging

- Maintained low interest rate exposure
- 40% of notional in interest rate swaptions provide optional protection
- Average pay rate on swaps is only 1.432%

Financing

- Maturities over 90 days represented 43% of total RMBS borrowings
- Diversified counterparty relationships totaling 19
- Increased interest rate swap – U.S. Treasuries position to $1 billion to hedge funding costs

(1) Represents range of the percentage change in equity value for +/-100bps change in interest rates. Change in equity value is portfolio value change adjusted for leverage.
(2) Debt-to-equity is defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity. If the open trade positions had settled as of June 30, 2011, the debt-to-equity ratio, as defined, would have increased from 4.2:1.0 to approximately 4.5:1.0.

Market & Portfolio Update

- Economic and RMBS Market Update
  - Slower U.S. economic growth and European banking system issues continue to create uncertainty
  - Long rates roughly 50 basis points lower since second quarter-end
  - RMBS market stable; Sub-Prime market offering attractive yielding assets
- July Deployment Update
  - Strong focus on non-Agency market
  - Roughly 50% deployed

Appendix

Operating Performance

Operating Performance (In millions, except for per share amounts)	Core Earnings	Realized Gains	Unrealized MTM	Q1-2011 Financials	Core Earnings	Realized Gains	Unrealized MTM	Q2-2011 Financials
Interest income	$ 19.9	$ -	$ -	$ 19.9	$ 40.8	$ -	$ -	$ 40.8
Interest expense	2.5	-	-	2.5	3.9	-	-	3.9
Net interest income	17.4	-	-	17.4	36.9	-	-	36.9
Net other-than-temporary impairment losses	-	-	-	-	-	-	(0.3)	(0.3)
Gain on sale of investment securities, net	-	1.1	0.4	1.5	-	1.3	1.9	3.2
Gain (loss) on interest rate swap and swaptions[1]	(3.2)	1.3	3.8	1.9	(7.1)	(1.5)	(42.2)	(50.8)
Gain on other derivative instruments	3.8	(0.4)	2.0	5.4	6.5	(0.6)	3.9	9.8
Total other income	0.6	2.0	6.2	8.8	(0.6)	(0.8)	(36.4)	(37.8)
Management fees & Other operating expenses	3.1	-	-	3.1	4.9	-	-	4.9
Net income (loss) before income taxes	14.9	2.0	6.2	23.1	31.4	(0.8)	(36.7)	(6.1)
Benefit from income taxes	(0.1)	(0.1)	(0.5)	(0.7)	-	0.3	4.8	5.1
Net income (loss)	**$ 14.8**	**$ 1.9**	**$ 5.7**	**$ 22.4**	**$ 31.4**	**$ (0.5)**	**$ (31.9)**	**$ (1.0)**
Basic and diluted weighted average EPS	$ 0.32	$ 0.04	$ 0.13	$ 0.49	$ 0.41	$ (0.01)	$ (0.41)	$ (0.01)

Supplemental data:

	Q1-2011 Financials	Q2-2011 Financials
Unrealized gains / (losses) on interest rate swaps and swaptions	$ 4.5	$ (41.0)
Deferred tax benefit	-	3.9
Total	**$ 4.5**	**$ (37.1)**

(1) Second Quarter 2011 loss on interest rate swap agreements of $7.1 million includes $0.7 million in interest costs for swaps associated with U.S. Treasuries.

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Change in Stockholders' Equity

Change in Stockholders' Equity (In millions, except for per share amounts)		**Q1-2011 Book Value**		**Q1-2011 Book Value per Share (diluted basis)[1]**		**Q2-2011 Book Value**		**Q2-2011 Book Value per Share (diluted basis)[1]**
Beginning stockholders' equity	$	382.4	$	9.44	$	685.6	$	9.90
Net proceeds from common stock issuance		287.8		0.24		235.3		0.08
GAAP Net Income:								
Core Earnings, net of tax		14.8		0.21		31.4		0.34
Realized gains and losses, net of tax		1.9		0.03		(0.5)		(0.01)
Unrealized mark-to-market gains and losses, net of tax		5.7		0.08		(31.9)		(0.34)
Other Comprehensive Income, net of tax		9.1		0.13		14.5		0.16
Dividend declaration		(16.2)		(0.23)		(36.9)		(0.40)
Other		0.1		-		0.1		-
Ending stockholders' equity	**$**	**685.6**	**$**	**9.90**	**$**	**897.6**	**$**	**9.73**

(1) Diluted shares outstanding at end of period are used as the denominator for the change in book value per share calculation

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Portfolio Metrics

Portfolio Yields and Metrics

Portfolio Yield	Realized Q1-2011	At Mar. 31, 2011	Realized Q2-2011	At Jun. 30, 2011
Annualized yield[1]	5.2%	5.2%	5.4%	4.8%
Agency	3.9%	-	4.7%	-
Non-Agency	9.7%	-	8.8%	-
Cost of financing[2]	1.4%	1.4%	1.3%	1.3%
Net interest spread	3.8%	3.8%	4.1%	3.5%

Portfolio Metrics		Q1-2011	Q2-2011
Agency	Weighted average 3-month CPR	6.3%	5.0%
	Weighted average cost basis	$102.9	$105.1
Non-Agency	Weighted average 3-month CPR	3.4%	3.0%
	Weighted average cost basis	$61.9	$59.3
Change in equity value for +/- 100bps change in interest rates[3]		2.1%	6.7%
Debt-to-Equity[4]		3.4x	4.2x

Agency RMBS CPR



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
12.5%
9.7%
8.0%
6.3%
5.0%
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Agency RMBS CPR

Non-Agency RMBS CPR



30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
12.9%
11.9%
4.0%
3.4%
3.0%
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Non-Agency RMBS CPR

(1) Annualized yield includes impact of IIOs accounted for as derivatives. Interest income on IIOs was $2.9 million and $6.2 million for the first and second quarter of 2011, contributing an additional 0.5% and 0.6% in interest yield, respectively.
(2) Cost of financing RMBS includes interest spread expense associated with the portfolio's interest rate swaps of $2.9 million and $6.4 million for the first and second quarters of 2011, respectively. Interest spread expense increased cost of financing RMBS by 0.8% for the first and second quarters of 2010.
(3) Represents range of the percentage change in equity value for +/- 100bps change in interest rates. Change in equity value is portfolio value change adjusted for leverage.
(4) Debt-to-equity is defined as total borrowings to fund RMBS securities and Agency derivatives divided by total equity. If the open trade positions had settled as of June 30, 2011, the debt-to-equity ratio, as defined, would have increased from 4.2:1.0 to approximately 4.5:1.0.

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Financing and Hedging Strategy

Interest Rate Swaps[1]

June 30, 2011

Swaps Maturities	Notional Amounts ($K)	Average Fixed Pay Rate	Average Receive Rate	Average Maturity (Years)
2012	25,000	0.868%	0.307%	1.48
2013	825,000	0.994%	0.296%	1.78
2014	925,000	1.411%	0.283%	2.90
2015	545,000	1.890%	0.292%	3.92
2016	190,000	2.193%	0.285%	4.77
Total	2,510,000	1.432%	0.290%	2.88

Interest Rate Swaptions

June 30, 2011

Swaption	Cost ($K)	Notional Amount ($K)	Average Fixed Pay Rate	Average Receive Rate	Average Term (Years)
Payer	$17,613	1,650,000	3.23%	3M Libor	3.79

Financing

Repurchase Agreements: RMBS and Agency Derivatives[2]	June 30, 2011 Amount ($M)	Percent (%)
Within 30 days	$1,223	32%
30 to 59 days	326	8%
60 to 89 days	604	16%
90 to 119 days	718	19%
Over 120 days	937	25%
Total	**$3,808**	

(1) Notional amounts do not include $1 billion of notional interest rate swap economically hedging our trading securities.
(2) Does not include repurchase agreements collateralized by U.S. Treasuries of $1.0 billion as of June 30, 2011.

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